Consolidated Statements of Operations - USD ($)	3 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Revenue
Mobile	$ 17,668	$ 67,817
Operating expenses
Cost of revenue	(11,984)	(14,065)
Selling, general and administrative	25,052	42,688
Research and development	14,056	18,210
Total operating expenses	39,109	60,898
Income (loss) from operations	(39,109)	(60,898)
Other income (expense):
Gain on disposition of assets		3,332
Gain on settlement		3,460
Other expense	1,970	6,951
Interest income , net	(172)	3,038
Total other income	1,798	16,781
Income (loss) before income taxes	$ (37,311)	$ (44,117)
Net income	$ (30,391)	$ 69,404
Basic and diluted income per share	$ (0.004)	$ (0.009)
Weighted average number of shares outstanding	8,136,348	8,136,348